UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 18, 2020

GREEN PLAINS PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37469	47-3822258
(Commission file number)	(IRS employer identification no.)

1811 Aksarben Drive, Omaha, Nebraska	68106
(Address of principal executive offices)	(Zip code)

(402) 884-8700

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	GPP	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) On February 20, 2020, Green Plains Partners LP filed its 2019 Annual Report Form 10-K and indicated in the 2019 Executive Compensation Summary of Item 11 that amounts related to our parent’s incentive compensation plan had not been finalized. These amounts have since been finalized and an updated 2019 Executive Compensation Summary is shown below:

2019 Executive Compensation Summary

The following table provides certain compensation information for our Named Executive Officers (NEOs) for the years ended December 31, 2019 and 2018:

Name and principal position	Year	Salary (1)	Stock awards (1)(2)	Non-equity incentive plan comp. (1)(3)	All other comp. (1)(4)	Total
Todd Becker, President and Chief Executive Officer	2019	$32,302	$131,850	$57,682	$4,189	$226,023
	2018	27,538	119,495	36,946	3,721	187,700
Patrich Simpkins, Chief Financial Officer (5)	2019	16,780	23,512	10,959	260	51,511
Michelle Mapes, Chief Legal and Administration Officer	2019	14,726	21,206	9,229	717	45,878

(1) The amounts shown above reflect compensation allocated to us from our parent for the periods presented. Per our omnibus agreement percentage allocations of 4.61% and 4.11% were applied to compensation for the full year 2019 and 2018, respectively.
(2) "Stock awards" were awarded pursuant to our parent's 2009 Equity Incentive Plan, as amended. A column for "Option awards" has been omitted from this table because no compensation is reportable thereunder.
(3) “Non-equity incentive plan compensation” amounts are paid pursuant to our parent’s Umbrella Short-Term Incentive Plan and included as part of the compensation allocation.
(4) “All other compensation" generally consists of our parent's match to the executive officer's 401(k) retirement plan and imputed income on Company-paid life insurance.
(5) Mr. Simpkins became our Chief Financial Officer effective May 13, 2019.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2020	Green Plains Partners LP By: /s/ G. Patrich Simpkins Jr. G. Patrich Simpkins Jr. Chief Financial Officer (Principal Financial Officer)

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